Exhibit 10.6

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MANUFACTURING SERVICES AGREEMENT

THIS MANUFACTURING SERVICES AGREEMENT (the “Agreement”) is made as of April 30th 2021 (the “Effective Date”) between LONZA HOUSTON, INC. located at 14905 Kirby Drive, Houston, TX 77047 (“LONZA”), and AFFINIA THERAPEUTICS, INC., a Delaware corporation with a place of business at 43 Foundry Ave., Suite 120, Waltham, MA 02453 (“CLIENT”), (each of LONZA and CLIENT, a “Party” and, collectively, the “Parties”).

RECITALS

A. LONZA operates a multi-client production facility located at 14905 Kirby Drive, Houston, TX 77047, and/or such other location as LONZA may designate in writing from time to time (the “Facility”).

B. CLIENT desires to have LONZA produce one or more products intended for therapeutic use in humans, and LONZA desires to produce such products.

C. CLIENT desires to have LONZA conduct work according to one or more individual Statements of Work, as further defined below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, LONZA and CLIENT, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. DEFINITIONS

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement. Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular.

1.1 “Acceptance Period” shall have the meaning set forth in Section 5.2.

1.2 “Affiliate” means, with respect to either Party, any other corporation or business entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, the term “control” and, with correlative meanings, the term “controlled by” and “under common control with” means direct or indirect ownership of more than fifty percent (50%) of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such entity or the power to direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

1.3 “Background Intellectual Property” means any intellectual Property either (i) owned or controlled by a Party prior to the Effective Date or (ii) developed or acquired by a Party independently from performance under this Agreement during the term of the Agreement, except that, the LONZA Background Intellectual Property shall exclude any Intellectual Property that was licensed by CLIENT from LONZA under the Exclusive License Agreement (as defined below), as such licensed Intellectual Property shall be deemed to be included under the CLIENT Background Intellectual Property for all purposes under this Agreement.

1.4 “Batch” means a specific quantity of Product that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture.

1.5 “Batch Record” means the production record pertaining to a Batch.

1.6 “cGMP” or “GMP” means the applicable regulatory requirements, as amended from time to time, for current good manufacturing practices, including without limitation those promulgated by (i) the FDA under the United States Federal Food, Drug and Cosmetic Act, 21 C.F.R. § 210 et seq., or (b) the European Medicines Agency or under the European Union guide to good manufacturing practice for medicinal products.

1.7 “cGMP Batch” means any Batch which is required under the Statement of Work to be manufactured in accordance with cGMP.

1.8 “Change Order” has the meaning set forth in Section 2.2.

1.9 “CLIENT Development Materials” has the meaning set forth in Section 2.3.

1.10 “CLIENT Inventions” means any know-how, media, assays, methods or other inventions, whether or not patentable, conceived, developed or reduced to practice by CLIENT: (a) on or before the Effective Date; or (b) in connection with the performance of the Statement of Work.

1.11 “CLIENT Materials” means the CLIENT Development Materials and the CLIENT Production Materials.

1.12 “CLIENT Personnel” has the meaning set forth in Section 4.8.1.

1.13 “CLIENT Production Materials” has the meaning set forth in Section 4.1.

1.14 “Commencement Date” means the date set forth in the Statement of Work for the commencement of Services, including the production of the Product.

1.15 “Confidential Information” has the meaning set forth in Section 10.1.

1.16 “Disapproval Notice” shall have the meaning set forth in Section 5.2.

1.17 “Engineering Batch” means a Batch that is intended to demonstrate the transfer of the Process to the Facility.

1.18 “FDA” means the U.S. Food and Drug Administration, and any successor agency thereof.

1.19 “First Statement of Work” has the meaning set forth in the definition of Statement of Work.

1.20 “Intellectual Property” means all worldwide patents, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications and registrations with respect thereto, but excluding all trademarks, trade names, service marks, logos and other corporate identifiers.

1.21 “LONZA Inventions” means any know-how, media, assays, methods or other inventions, whether or not patentable, conceived, developed or reduced to practice by LONZA: (a) on or before the Effective Date; or [***].

1.22 “LONZA Operating Documents” means the standard operating procedures, standard manufacturing procedures, raw material specifications, protocols, validation documentation, and supporting documentation used by LONZA, such as environmental monitoring, for operation and maintenance of the Facility and LONZA equipment used in the process of producing the Product, excluding any of the foregoing that are unique to the manufacture of Product.

1.23 “LONZA Parties” has the meaning set forth in Section 15.2.

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1.24 “Materials” means all raw materials and supplies to be used in the production of a Product.

1.25 “Process” means the manufacturing process for a Product.

1.26 “Product” has the meaning set forth in a Statement of Work.

1.27 “Product Warranties” means those warranties as specifically stated in Section 5.1.

1.28 “Project Documentation” means the compilation of documentation generated by LONZA in preparation of and during the performance of a given SOW, including, without limitation, executed Batch Records, the Process description as agreed to by LONZA and CLIENT to be used for the applicable SOW, component records, test records and test record forms, certificates of analysis, study protocols, study summary reports, deviation reports, laboratory investigations, environment excursions, formulation records, and other related documents.

1.29 “Regulatory Approval” means the approval [***] to market and sell the Product in the respective markets.

1.30 “Services” means the activities to be performed by Lonza under a Statement of Work.

1.31 “SOP” means a standard operating procedure.

1.32 “Specifications” means the Product specifications set forth in the certificate of analysis or as modified by the Parties, in writing, in connection with the production of a particular [***] Batch of Product hereunder.

1.33 “Statement of Work” or “SOW” means a plan to develop a Process or Product that is attached hereto as Appendix A or later becomes attached through an amendment by the Parties. The first Statement of Work, which is attached hereto, is numbered Appendix A-1 and is hereby incorporated and made a part of this Agreement (the “First Statement of Work”). It is contemplated that each separate project shall have its own Statement of Work. As each subsequent Statement of Work is agreed to by the Parties, each shall state that it is to be incorporated and made a part of this Agreement and shall be consecutively numbered as A-2, A-3, etc.

1.34 “Technology Transfer” means the transfer of documentation, Specifications, and production process by CLIENT to LONZA and by LONZA to CLIENT for the development of the Project Documentation for the manufacture of the Product [***] for the CLIENT.

1.35 “Third Party” means any party other than LONZA, CLIENT or their respective Affiliates.

2. STATEMENTS OF WORK—PROCESS AND PRODUCT DEVELOPMENT; PROCESS OR PRODUCT MANUFACTURE

2.1 Statement of Work. Prior to performing any Process or Product development, Technology Transfer, or Process or Product manufacture, the Parties will collaborate to develop a Statement of Work, describing the activities to be performed by the Parties, or to be subcontracted by LONZA to Third Parties. In the event of a conflict between the terms and conditions of this Agreement and any Statement of Work, the terms and conditions of this Agreement shall control. For each given SOW, the specific Project Documentation (either by original or copy) and the Product that will be provided to client will be described in each SOW. Client shall own such Product in accordance with the terms set forth in Section 4.6 of the Agreement and shall own the copies of the Project Documentation provided to it by LONZA.

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2.2 Modification of Statement of Work. Should CLIENT want to change a Statement of Work or to include additional services to be provided by LONZA, CLIENT may propose to LONZA an amendment to the Statement of Work with the desired changes or additional services (“Change Order”). If LONZA determines that it has the resources and capabilities to accommodate such Change Order, LONZA will prepare a modified version of the Statement of Work reflecting such Change Order (including, without limitation, any changes to the estimated timing, estimated charges or scope of a project) and will submit such modified version of the Statement of Work to CLIENT for review and comment. The modified Statement of Work shall be binding on the Parties only if [***] and is signed by both Parties. Each Change Order will detail and specify the requested changes to the applicable task, including details such as responsibility, duty, budget, timeline, Specification or other matter. Whereafter such modified version of the Statement of Work will be deemed to have replaced the prior version of the Statement of Work. Notwithstanding the foregoing, if a modified version of the Statement of Work is not agreed to by both Parties, the existing Statement of Work shall remain in effect.

2.3 CLIENT Deliverables. Within the time period specified in a Statement of Work, CLIENT will provide LONZA with (a) the materials listed in the Statement of Work for which CLIENT is responsible for delivering to LONZA, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work, and (b) any protocols, SOPs and other information and documentation in possession or control of CLIENT and necessary for the performance of the Statement of Work, and for the preparation of the Project Documentation in conformance with cGMP, including, without limitation, process information, SOPs, development data and reports, quality control assays, raw material specifications (including vendor, grade and sampling/testing requirements), product and sample packing and shipping instructions, and product specific cleaning and decontamination information, (collectively, the “CLIENT Development Materials”). If CLIENT does not provide the CLIENT Development Materials [***], then [***].

2.4 Performance by LONZA. Subject to the provision by CLIENT of the CLIENT Development Materials pursuant to Section 2.3, LONZA will [***] perform, directly or, subject to the terms of the Statement of Work or approval by CLIENT [***], through a Third Party contractor, the work described in a Statement of Work in a professional and workmanlike manner in accordance with the terms of this Agreement. LONZA will [***] promptly to notify CLIENT of any [***] delays that arise during the performance of the Statement of Work.

2.5 Engineering Batches. LONZA shall manufacture Engineering Batches in accordance with the Statement of Work. CLIENT shall have the right to make whatever further use of the non-cGMP Engineering Batches as it shall determine, provided that CLIENT pays for such Batches, such use is not for human use and does not violate any applicable laws. [***]. Whether or not a given Engineering Batch will be run using cGMP protocols will be mutually agreed to by the Parties in advance and set forth in each given SOW ([***]). If LONZA determines that an Engineering Batch does meet cGMP and the Specifications, it will release such Engineering Batch as a cGMP Batch. Regardless of [***], CLIENT shall [***].

2.6 cGMP Batches. LONZA will, in accordance with the terms of this Agreement and Quality Agreement, manufacture at the Facility and release to CLIENT, cGMP Batches that comply with the Process, cGMP and the Specifications, together with a certificate of analysis; [***]. Prior to commencement of cGMP manufacturing, LONZA shall review the process assumptions. In the event that there is a material difference in the process assumptions as compared with the process results demonstrated during the manufacture of Engineering Batches, the Parties shall meet to discuss in good faith a revision to the Batch price to reflect such difference.

2.7 Affiliates. An Affiliate of LONZA may execute a Scope of Work with CLIENT pursuant to this Agreement and submit invoices to CLIENT under such Scope of Work. In such circumstances, all references in this Agreement to LONZA shall be deemed to be to the applicable Affiliate of LONZA with respect to (i) that particular Scope of Work or (ii) the relevant portions of a Scope of Work under which the Affiliate will be performing specified Services. The Affiliate shall be entitled to enforce this Agreement with respect to such Scope of Work, or as applicable the relevant portions of such Scope of Work, in its own name as an intended third party beneficiary and the Affiliate shall be [***] liable to CLIENT for any obligations and liabilities undertaken pursuant to such Scope of Work and subject to the terms of this Agreement.

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3. TECHNOLOGY TRANSFER

3.1 Based on the information provided by CLIENT and including process definition or changes developed by LONZA pursuant to any applicable Statement of Work, LONZA will [***] prepare the Project Documentation for the Process in accordance with the Statement of Work. CLIENT will inform LONZA of any specific requirements CLIENT may have relating to the Project Documentation, [***]. If [***], LONZA will [***]. The applicable Project Documentation, as set forth in the SOW, shall be completed and delivered by LONZA to CLIENT at completion of a Batch.

3.2 CLIENT will cooperate with LONZA to assist LONZA to develop the Project Documentation and Process, including, without limitation, by providing LONZA with additional information and procedures as may be required to create the Project Documentation, Process, and/or any of the following: (i) manufacturing process information, SOPs, development reports, (ii) quality control assays, (iii) raw material specifications (including vendor, grade and sampling/testing requirements), (iv) Product and sample packing and shipping instructions, (v) Product specific cleaning and decontamination information.

3.3 LONZA will deliver a draft version of the applicable portions of the Project Documentation to CLIENT for its review and approval in accordance with the schedule set forth in the Statement of Work. CLIENT will notify LONZA in writing of any objections it has to the draft Master Production Record, and upon such notification, representatives of LONZA and CLIENT will meet promptly to resolve such objections. Upon CLIENT’s written acceptance of the draft Project Documentation[***], such draft will be deemed approved by CLIENT.

3.4 The Process, Project Documentation, Specifications, and any improvements or modifications thereto developed during the term of this Agreement, but excluding any LONZA Operating Documents, LONZA Inventions existing on or prior to the Effective Date, or LONZA Confidential Information included in any of the foregoing, will be deemed CLIENT Confidential Information and subject to the provisions set forth in Article 10. Subject to Article 11, CLIENT shall be the sole owner of each Process developed by the Parties hereunder and shall be free to use the Process and/or the Project Documentation either alone or with or for the benefit of any Third Party and to transfer or license the Process to any Third Party manufacturer(s), without any restrictions, payments or other obligations owed to LONZA, to use, manufacture, have manufactured and sell Product; provided, however, that if the Process and/or the Project Documentation incorporates or contains any LONZA Background Intellectual Property or LONZA Confidential Information as agreed by the Parties under Section 3.1, prior to any disclosure of such LONZA Background Intellectual Property or LONZA Confidential Information to, or use by, a Third Party manufacturer, CLIENT shall obtain LONZA’s written consent to such disclosure.

4. MANUFACTURE OF PRODUCT; ORDER PROCESS; DELIVERIES

4.1 CLIENT Deliverables. Within any time period agreed to in any applicable Statement of Work, CLIENT will provide LONZA with the materials listed in the Statement of Work required to be supplied by CLIENT for the production of the Product, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work (collectively, the “CLIENT Production Materials”).

4.2 Commencement Date. The Statement of Work will include a Commencement Date agreed upon by the Parties.

4.3 Manufacture by LONZA. LONZA will [***] manufacture, package, ship, handle quality assurance and quality control for the Product all as set forth in the Statement of Work, and to deliver to CLIENT the Product requested by CLIENT in the Statement of Work, all in accordance with the terms set forth in Section 4.6 below. [***], LONZA shall [***].

4.4 Cancellation of a Statement of Work. Each Statement of Work shall provide the termination and/or cancellation fees for such Statement of Work (the “Cancellation Fee”); provided, however, that if such Statement of Work does not provide the termination and/or cancellation fees, the Cancellation Fee shall be [***].

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4.5 Payment of Cancellation Fee and Costs. Costs associated with any cancelled Batch, plus any applicable Cancellation Fee, shall be payable by CLIENT within [***] following the written notice of cancellation associated with the cancelled Batch.

4.6 Packaging and Shipping. LONZA will package and label the Product for shipment in accordance with the Project Documentation and LONZA’s standard practices in effect at the time of performance by LONZA. LONZA will ship the Product [***] to a common carrier designated by CLIENT to LONZA in writing not less than [***] prior to the applicable delivery date unless otherwise agreed to in a Statement of Work. CLIENT will provide to LONZA its account number with the selected carrier and will pay for all shipping costs in connection with each shipment of Product. Each shipment will be accompanied by the documentation listed in the Statement of Work. Risk and title in and to the Product will pass to CLIENT [***]. LONZA will [***] deliver each shipment of Product to CLIENT on the requested delivery date for such shipment. LONZA will promptly notify CLIENT if LONZA reasonably believes that it will be unable to meet a delivery date. CLIENT shall be required to take physical possession of a Batch of Product within [***] after acceptance of such Batch in accordance with Section 5.2 (the “Delivery Period”), unless CLIENT requests in writing, and LONZA consents in writing, to store the material on CLIENT’s behalf and at CLIENT’s expense.

4.7 Records. LONZA will maintain accurate records for the production of the Product, as required by applicable laws and regulations. LONZA will retain possession of the Project Documentation, all Batch Records and LONZA Operating Documents, and will make copies thereof available to CLIENT upon CLIENT’s request and at CLIENT’s expense. LONZA Operating Documents will remain LONZA Confidential Information. CLIENT will have the right to use and reference any of the foregoing in connection with a filing for Regulatory Approval of the Product or as otherwise authorized by the Agreement.

4.8 CLIENT Access.

4.8.1 CLIENT’s employees and agents (including its independent contractors) (collectively “CLIENT Personnel”) may participate in the production of the Product only in such capacities as may be approved in writing in advance by LONZA. CLIENT Personnel working at the Facility are required to comply with LONZA’s Operating Documents and any other applicable LONZA facility and/or safety policies. For the avoidance of doubt, [***].

4.8.2 CLIENT Personnel working at the Facility will be and remain employees of CLIENT, and CLIENT will be solely responsible for the payment of compensation for such CLIENT Personnel (including applicable Federal, state and local withholding, FICA and other payroll taxes, workers’ compensation insurance, health insurance, and other similar statutory and fringe benefits). CLIENT covenants and agrees to maintain workers’ compensation benefits and employers’ liability insurance as required by applicable Federal and state laws with respect to all CLIENT Personnel working at the Facility.

4.8.3 CLIENT will pay for the actual cost of repairing or replacing to its previous status ([***]) any property of LONZA damaged or destroyed by CLIENT Personnel, provided CLIENT shall not be liable for repair or replacement costs resulting from ordinary wear and tear.

4.8.4 CLIENT Personnel visiting or having access to the Facility will abide by LONZA standard policies, operating procedures and the security procedures established by LONZA. CLIENT will be liable for any breaches of security by CLIENT Personnel. In addition, CLIENT will reimburse LONZA for the cost of any lost security cards issued to CLIENT Personnel, at the rate of [***] per security card. All CLIENT Personnel will agree to abide by LONZA policies and SOPs established by LONZA, and will sign an appropriate confidentiality agreement.

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4.8.5 CLIENT will indemnify and hold harmless LONZA from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of any injuries suffered by CLIENT Personnel while at the Facility or elsewhere, except to the extent caused by the gross negligence or willful misconduct on the part of any LONZA Party.

4.9 Disclaimers. CLIENT acknowledges and agrees that LONZA Parties will not engage in any Product refinement or development of the Product, other than as expressly set forth in this Agreement and the Statement of Work. CLIENT acknowledges and agrees that LONZA Parties have not participated in the invention or testing of any Product, and have not evaluated its safety or suitability for use in humans or otherwise.

5. PRODUCT WARRANTIES; ACCEPTANCE AND REJECTION OF PRODUCTS

5.1 Product Warranties. LONZA warrants that any Product manufactured by LONZA pursuant to this Agreement, at the time of delivery pursuant to Section 4.6: (a) conforms to the Specifications, [***]; (b) was manufactured in accordance with the Project Documentation; and (c) where applicable, was manufactured in accordance with cGMP[***].

5.2 Approval of Completed Product.

5.2.1 When a cGMP Batch has been completed, LONZA will notify CLIENT and supply CLIENT with the required Project Documentation set forth in the SOW. Within [***] after CLIENT’s receipt of such documentation regarding such cGMP Batch (the “Acceptance Period”), Client shall determine by review of such documentation whether or not the given cGMP Batch conforms to the product warranties set forth in Section 5.1 above (“Product Warranties”). If CLIENT asserts that the cGMP Batch does not comply with the Product Warranties set forth in Section 5.1 above, CLIENT will deliver to LONZA, in accordance with the notice provisions set forth in Section 17.4 hereof, written notice of disapproval (the “Disapproval Notice”) of such cGMP Batch, stating in reasonable detail the basis for such assertion of non-compliance with the Product Warranties. If a valid Disapproval Notice is received by LONZA during the Acceptance Period, then LONZA and CLIENT will provide one another with all related paperwork and records ([***]) relating to both the production of the cGMP Batch and the Disapproval Notice. If a valid Disapproval Notice is [***], the cGMP Batch will [***]

5.2.2 If Product is to be shipped to CLIENT, then upon acceptance, the Product shall be delivered to CLIENT, and CLIENT shall accept delivery thereof, within [***] after such acceptance. Title and risk of loss to such Product shall pass to CLIENT at the time [***]. If the Product is to be stored by LONZA for CLIENT, LONZA shall do so in accordance with agreed upon terms of a SOW which covers all relevant details of a Product storage engagement.

5.3 Dispute Resolution. LONZA and CLIENT will attempt to resolve any dispute regarding the conformity of a cGMP Batch with the Product Warranties. If such dispute cannot be settled within [***] of the submission by each Party of such related paperwork and records to the other Party, and if the cGMP Batch is alleged not to conform with the Product Warranties set forth in Section 5.1(a), then CLIENT will submit a sample of the cGMP Batch of the disputed Product to an independent expert or independent testing laboratory of recognized repute either of which is selected by CLIENT and approved by LONZA ([***]) for analysis, under quality assurance approved procedures, of the conformity of such cGMP Batch with the Specifications. The costs associated with such analysis by such independent expert or independent testing laboratory will be paid by the Party whose assessment of the conformity of the cGMP Batch with the Specifications was mistaken.

5.4 Remedies for Non-Conforming, Damaged, or Destroyed Product.

5.4.1 In the event that the Parties agree, or an independent testing laboratory determines, pursuant to Section 5.3, that a cGMP Batch [***] fails to conform to the Product Warranties, or Product and/or Materials are destroyed or damaged by LONZA Personnel, due to the failure of: (a) LONZA personnel properly to [***] (b) LONZA personnel to [***], or (c) [***], then, at CLIENT’s request, LONZA will, as soon as [***], produce [***] for CLIENT sufficient quantities of Product to replace the non-conforming, damaged or destroyed portion of such cGMP Batch (the “Production Rerun”), in accordance with the provisions of this Agreement and at no additional cost to CLIENT; provided, however, [***]. If a replacement Product cannot be provided to CLIENT, then LONZA shall refund the full cost of the original Batch of Product, provided, however, [***].

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5.4.2 In the event that the Parties agree, or an independent testing laboratory determines, pursuant to Section 5.3, that a cGMP Batch materially fails to conform to the Product Warranties, or Product and/or Materials are destroyed or damaged by LONZA Personnel, for any reason other than as set forth in Section 5.4.1, then LONZA shall [***] and LONZA will, at CLIENT’s request, [***]. Notwithstanding anything to the contrary set forth in Section 5.4, if during the manufacture of Product pursuant to this Agreement, Product or Materials are destroyed or damaged by LONZA Personnel while LONZA Personnel were [***], then [***].

5.4.3 CLIENT acknowledges and agrees that its [***] with respect to (i) the failure of Product to conform with any of the Product Warranties and (ii) damaged or destroyed Materials and/or Product, is [***], and in furtherance thereof, Client [***].

6. FORECASTS; STRATEGIC MANUFACTURING AGREEMENT

6.1 No later than the [***] of each calendar quarter, CLIENT shall supply LONZA with a written forecast showing CLIENT’s good faith estimated quarterly requirements for Batches for the following [***] period (the “Forecast”). No later than [***] following LONZA’s receipt of a Forecast, LONZA shall provide written notice to CLIENT of whether it has (as of the date of receipt of the Forecast) capacity available to manufacture the number of Batches forecasted therein and shall provide CLIENT with an estimated production schedule showing the estimated Commencement Date and estimated delivery date of each Batch. The forecast and notice of available capacity given in this Section 6.1 shall not be binding on CLIENT or LONZA.

6.2 Pursuant to the provisions of Article 7 and Schedule H of the Exclusive License Agreement entered into between CLIENT, Mass. Eye and Ear Institute, and LONZA dated Sept 9, 2019 (the “Exclusive License Agreement”), CLIENT and LONZA have been negotiating in good faith for the terms and conditions applicable to a potential strategic manufacturing agreement between CLIENT and LONZA, on the parameters, terms and conditions as outlined for such strategic manufacturing agreement in Article 7 and Schedule H of the Exclusive License Agreement (the “Strategic Agreement”). LONZA hereby agrees that it shall include all payments made by CLIENT to LONZA for the purchase of manufacturing services under this Agreement, and any and all payments made by CLIENT to LONZA under [***] as counting towards the total spend by CLIENT under any such Strategic Agreement for the purposes of qualifying for any earned discounts, credits, rebates, refunds or special access benefits based on tiers of total spending thereunder.

7. STORAGE OF MATERIALS

7.1 Pre-Production. LONZA will store at the expense of CLIENT any CLIENT Materials, equipment or other property delivered pursuant to the Statement of Work to the Facility by CLIENT more than [***] prior to the Commencement Date. The storage rates will be set forth in the Statement of Work [***]. No storage fees will be charged during the period starting [***] prior to the Commencement Date and ending upon completion of the manufacturing of the applicable Product.

7.2 Post-Production. LONZA will store at the Facility free of charge any in–process materials, CLIENT Materials, equipment and other CLIENT property (other than Product manufactured hereunder) that remains at the Facility on the date of full Release/lot disposition of the applicable Product (collectively “Remaining CLIENT Property”), for up to [***]. If CLIENT has not provided any instructions as to the shipment or other disposition of Remaining CLIENT Property prior to the expiration of such [***] period,

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LONZA may, in its sole discretion, [***], or continue to store such Remaining CLIENT Property at the Facility or elsewhere. In the event that LONZA continues to store such Remaining CLIENT Property, CLIENT will pay to LONZA a storage charge at LONZA’s then-standard monthly storage rates for the period beginning on the [***] after the completion of the manufacturing of the applicable Product through the date that the storage terminates.

7.3 Product. Notwithstanding the foregoing, if CLIENT fails to take delivery of a Product within the applicable Delivery Period as required by Section 4.6, CLIENT will pay to LONZA a storage charge at [***] LONZA’s then-standard monthly storage rate, which shall begin accruing [***].

8. REGULATORY MATTERS

8.1 Permits and Approvals. During the term, LONZA will [***] maintain any licenses, permits and approvals necessary for the manufacture of the Product in the Facility. LONZA will promptly notify CLIENT if LONZA receives notice that any such license, permit, or approval is or may be revoked or suspended.

8.2 Inspections/Quality Audit by CLIENT. Except as otherwise set forth in the Quality Agreement, up to [***] per year and upon not less than [***] prior written notice, LONZA will permit CLIENT to inspect and audit the parts of the Facility where the manufacture of the Product is carried out in order to assess LONZA’s compliance with cGMP, and to discuss any related issues with LONZA’s management personnel. Such audit shall not last for more than [***]. CLIENT Personnel engaged in such inspection will abide by the terms and conditions set forth in Sections 4.8.4 and 10.

In addition to the foregoing, CLIENT and/or its representatives shall have the right to perform “For Cause” audits at any time upon reasonable advance notice and during regular business hours. If a For Cause audit [***], the [***] shall [***]. Notwithstanding the foregoing, a For Cause audit shall also be [***] if it is CLIENT’s sole audit in such calendar year. For the avoidance of doubt, [***].

8.3 Inspections by Regulatory Agencies. Except as otherwise set forth in the Quality Agreement, LONZA will allow representatives of any regulatory agency to inspect the relevant parts of the Facility where the manufacture of the Product is carried out and to inspect the Project Documentation and Batch Records to verify compliance with cGMP and other practices or regulations and will promptly notify CLIENT of the scheduling of any such inspection relating to the manufacture of Product. LONZA will promptly send to CLIENT a copy of any reports, citations, or warning letters received by LONZA in connection with an inspection of a regulatory agency to the extent such documents relate to or affect the manufacture of the Product.

9. FINANCIAL TERMS

9.1 Payments. CLIENT will make payments to LONZA in the amounts and on the dates set forth in the Statement of Work upon receipt of an invoice from LONZA. In the event that CLIENT has not paid an invoice within [***] of the applicable due date (as established by Section 9.2), CLIENT’s failure shall be considered a material breach under Section 14.2, subject to the cure provisions set forth therein. Further, in addition to all other remedies available to LONZA, in the event that CLIENT has not paid an invoice within [***] of the applicable due date (as established by Section 9.2), [***].

9.2 Invoices and Pricing. LONZA will charge for the services in accordance with the price schedule in each individual Statement of Work. LONZA will invoice CLIENT according to the schedule set forth in a Statement of Work. LONZA will deliver invoices electronically by email, which shall be considered to be an original invoice. Invoices should be e-mailed to [***], with a copy to [***], and/or to such other e-mail address(es) as CLIENT may stipulate from time to time. LONZA will not deliver a paper invoice. Payment of invoices is due as provided in the Statement of Work. Unless otherwise provided in the Statement of Work, all pricing excludes taxes and costs relating to shipping, validation and regulatory filings. [***]. Where customer will be charged separately for raw materials and subcontracted services, Lonza shall provide [***] cost of those raw materials and subcontracted services in the applicable SOW. The actual cost of raw materials and subcontracted services shall be invoiced to CLIENT [***]. At customer’s reasonable request, Lonza shall provide a detailed breakdown of the actual expenditure to customer.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

9.3 Credit for CLIENT. CLIENT shall have and be entitled to a credit in the total amount of [***], so long as CLIENT and LONZA enter into the Strategic Agreement or an amendment to this Agreement which shall include, among other things, the details and parameters for such credit.

9.4 Taxes. CLIENT agrees that it is responsible for and will pay any sales, use or other taxes (the “Taxes”) resulting from LONZA’s production of Product under this Agreement (except for income or personal property taxes payable by LONZA). To the extent not paid by CLIENT, CLIENT will indemnify and hold harmless the LONZA Parties from and against any and all penalties, fees, expenses and costs whatsoever in connection with the failure by CLIENT to pay the Taxes. LONZA will not collect any sales and use taxes from CLIENT in connection with the production of any Product hereunder if CLIENT provides to LONZA the appropriate valid exemption certificates.

9.5 Interest. Any fee, charge or other payment due to LONZA by CLIENT under this Agreement that is not paid within [***] after it is due will accrue interest [***] from and after such date.

9.6 Method of Payment. Except as otherwise set forth in Section 9.2, all payments to LONZA hereunder by CLIENT will be in United States currency and will be by check, wire transfer, money order, or other method of payment approved by LONZA. Bank information for wire transfers is as follows:

Mailing address for wire transfer payments:

[***]

9.7 [***]. The [***] will be [***], provided, however in no event shall [***]. In addition to the foregoing, the [***].

10. CONFIDENTIAL INFORMATION

10.1 Definition. “Confidential Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, that has been disclosed by or on behalf of such Party or such Party’s Affiliates to the other Party or the other Party’s Affiliates either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement. Without limiting the foregoing, the terms of this Agreement will be deemed “Confidential Information” and will be subject to the terms and conditions set forth in this Article 10.

10.2 Exclusions. Notwithstanding the foregoing Section 10.1, any information disclosed by a Party to the other Party will not be deemed “Confidential Information” to the extent that such information:

(a) at the time of disclosure is in the public domain;

(b) becomes part of the public domain, by publication or otherwise, through no fault of the Party receiving such information;

(c) at the time of disclosure is already in possession of the Party who received such information, as established by contemporaneous written records;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d) is lawfully provided to a Party, without restriction as to confidentiality or use, by a Third Party lawfully entitled to possession of such Confidential Information; or

(e) is independently developed by a Party without use of or reference to the other Party’s Confidential Information, as established by contemporaneous written records.

10.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that for the term of the Agreement and the [***] period following any termination of the Agreement, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees, except in accordance with Section 10.4. Neither Party will use Confidential Information of the other Party except as necessary to perform its obligations or to exercise its rights under this Agreement.

10.4 Permitted Disclosures. Each receiving Party agrees to (i) institute and maintain security procedures to identify and account for all copies of Confidential Information of the disclosing Party and (ii) limit disclosure of the disclosing Party’s Confidential Information to its U.S. and European Affiliates and each of its and their respective officers, directors, employees, agents, advisors, consultants and independent contractors having a need to know such Confidential Information for purposes of this Agreement; provided that such U.S. and European Affiliates and each of its and their respective officers, directors, employees, agents, advisors, consultants and independent contractors are informed of the terms of this Agreement and are subject to obligations of confidentiality, non-disclosure and non-use similar to those set forth herein.

10.5 Government-Required Disclosure. If a duly constituted government authority, court or regulatory agency orders that a Party hereto disclose information subject to an obligation of confidentiality under this Agreement, such Party shall comply with the order, but shall notify the other Party as soon as possible, so as to provide the said Party an opportunity to apply to a court of record for relief from the order.

10.6 Publicity. Neither Party will refer to, display or use the other’s name, trademarks or trade names confusingly similar thereto, alone or in conjunction with any other words or names, in any manner or connection whatsoever, including any publication, article, or any form of advertising or publicity, except with the prior written consent of the other Party or as otherwise set forth in Section 10.7.

10.7 Publications. For general business development purposes, LONZA may announce on its website or in press releases the general nature of work performed for CLIENT under any given Statement of Work upon receiving permission from CLIENT, [***].

11. INTELLECTUAL PROPERTY

11.1 Ownership.

11.1.1 Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party. Except as expressly otherwise provided herein, ownership of any Intellectual Property that is developed, conceived, invented, first reduced to practice or made in connection with the performance under this Agreement shall follow inventorship all as determined under applicable U.S. patent laws.

11.1.2 Subject to Section 11.1.3, CLIENT shall own all right, title, and interest in and to any and all Intellectual Property that LONZA and/or its Affiliates develops, conceives, invents, first reduces to practice or makes, solely or jointly with CLIENT or others, that is a development, derivative, modification, optimization or improvement to or new use of any CLIENT Materials, CLIENT Confidential Information and/or CLIENT Background Intellectual Property (collectively, “CLIENT New IP”). For the removal of doubt, CLIENT New IP shall not include LONZA New IP, as defined below. Subject to the terms and conditions set forth herein ([***]), LONZA hereby assigns to CLIENT all of LONZA’s right, title and interest in and to such CLIENT New IP. LONZA shall promptly disclose to CLIENT in writing all CLIENT New IP. LONZA shall execute, and shall require its personnel as well as its Affiliates, or other contractors or agents and their personnel involved in the performance of this Agreement to execute, any documents reasonably required to confirm CLIENT’s ownership of CLIENT New IP, and any documents required to apply for, maintain and enforce any patent or other right in the CLIENT New IP.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

11.1.3 Notwithstanding Section 11.1.2, and subject to the license granted in Section 11.2.2, LONZA shall own all right, title and interest in “LONZA New IP”, which as used in this Agreement means Intellectual Property that LONZA and/or its Affiliates, or other contractors or agents of LONZA develops, conceives, invents, or first reduces to practice or makes in the course of performance under this Agreement that [***] (ii) is an improvement of, or direct derivative of, any LONZA Materials, LONZA Confidential Information and/or LONZA Background Intellectual Property. For avoidance of doubt, “LONZA New IP” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property. CLIENT hereby assigns to LONZA all of CLIENT’s right, title and interest in and to such LONZA New IP. CLIENT shall promptly disclose to LONZA in writing all LONZA New IP. CLIENT shall execute, and shall require its personnel as well as its Affiliates, or other contractors or agents and their personnel involved in the performance of this Agreement to execute, any documents reasonably required to confirm LONZA’s ownership of the LONZA New IP, and any documents required to apply for, maintain and enforce any patent or other right in the LONZA New IP.

11.2 License Grants.

11.2.1 During the term of this Agreement, CLIENT hereby grants to LONZA a fully paid, non-exclusive license under any and all CLIENT Intellectual Property that is necessary for LONZA to perform its obligations under this Agreement for the sole and limited purpose of LONZA’s performance of its obligations under this Agreement, including, without limitation, the development of the Process and the manufacture of Product for CLIENT.

11.2.2 Subject to the terms and conditions set forth herein ([***]), LONZA hereby grants to CLIENT a non-exclusive, world-wide, fully paid-up, royalty-free ([***]), irrevocable, transferable license, including the right to grant sublicenses through multiple tiers, under the LONZA New IP, the LONZA Inventions, and the LONZA Background Intellectual Property to make, have made, use, sell, offer to sell and import the Product manufactured under this Agreement, and to use or to license any Third Party manufacturers to use the Process generated hereunder in order to make, have made, use, sell, offer to sell and import the Product.

11.3 Further Assurances. Each Party agrees to take all necessary and proper acts, and will cause its employees, Affiliates, contractors, and consultants to take such necessary and proper acts, to effectuate the ownership provisions set forth in this Article 11.

11.4 Prosecution of Patents.

11.4.1 LONZA will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming LONZA Inventions or LONZA NEW IP at LONZA’s expense. CLIENT will cooperate with LONZA to file, prosecute and maintain patent applications and patents claiming LONZA Inventions, and will have the right to review and provide comments to LONZA relating to such patent applications and patents.

11.4.2 CLIENT will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions or CLIENT New IP at CLIENT’s expense. LONZA will cooperate with CLIENT to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions, and will have the right to review and provide comments to CLIENT relating to such patent applications and patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

12. REPRESENTATIONS AND WARRANTIES

12.1 By CLIENT. CLIENT hereby represents and warrants to LONZA that, [***], (i) it has the requisite intellectual property and legal rights related to the CLIENT Deliverables and the Product to authorize the performance of LONZA’s obligations under this Agreement, and (ii) the performance of the Statement of Work and the production by LONZA of the Product as contemplated in this Agreement will not give rise to a potential cause of action by a Third Party against LONZA for infringement or another violation of intellectual property rights. Such representation and warranty will not apply to any production equipment supplied by LONZA or to any LONZA Background Intellectual Property, LONZA Inventions, LONZA New IP or LONZA Confidential Information.

12.2 By LONZA. LONZA hereby represents and warrants to CLIENT that, [***], (i) it or its Affiliates have the requisite intellectual property rights in its equipment and Facility to be able to perform its obligations under this Agreement; (ii) that LONZA’s or its Affiliates’ use of the Lonza Background IP or its equipment and Facility as contemplated in this Agreement will not give rise to a potential cause of action by a Third Party against CLIENT for infringement or another violation of intellectual property rights and (iii) that LONZA will manufacture Product in accordance with cGMP and all applicable laws[***] (unless the Parties agree otherwise in an SOW).

13. DISCLAIMER; LIMITATION OF LIABILITY

13.1 DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, LONZA MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, MATERIALS, AND SERVICES PROVIDED UNDER THIS AGREEMENT, AND LONZA SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO SUCH PRODUCTS, MATERIALS, OR SERVICES.

13.2 Disclaimer of Consequential Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.3 Limitation of Liability. BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, [***] LIABILITY TO [***], FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT [***], SHALL [***]. TO THE EXTENT THAT [***].

14. TERM AND TERMINATION

14.1 Term. The term of this Agreement will commence on the Effective Date and will continue until the [***] anniversary of the Effective Date unless terminated prior to that time or extended by the Parties.

14.2 Termination for Material Breach. Either Party may terminate this Agreement, by written notice to the other Party, for any material breach of this Agreement by the other Party, if such breach is not cured within [***] after the breaching Party receives written notice of such breach from the non-breaching Party; provided, however, that if such breach is not capable of being cured within such [***] period and the breaching Party has commenced and diligently continued actions to cure such breach within such [***] period, except in the case of a payment default, the cure period shall be extended to [***], so long as the breaching Party is making diligent efforts to do so. Such termination shall be effective upon expiration of such cure period.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.3 Termination Without Cause. After the first anniversary of the Effective Date, either Party may terminate this Agreement in its entirety by providing written notice of termination no less than [***] in advance of the date of termination. For the avoidance of doubt, in the event of termination by CLIENT under this Section 14.3, CLIENT shall, in addition to any fees owed pursuant to Section 4.4, at minimum, remain liable for all fees owed pursuant to any outstanding Statement of Work during such [***] period.

14.4 Termination by Insolvency. Either Party may terminate this Agreement upon notice to the other Party, upon (a) the dissolution, termination of existence, liquidation or business failure of the other Party; (b) the appointment of a custodian or receiver for the other Party who has not been terminated or dismissed within [***] of such appointment; (c) the institution by the other Party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of creditors generally or the making by such Party of a composition or any assignment for the benefit of creditors under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within [***] of filing. All rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code, licenses of rights of “intellectual property” as defined therein.

14.5 Effects of Termination.

14.5.1 Accrued Rights. Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination. Such termination will not relieve a Party of obligations that are expressly indicated to survive the termination of this Agreement. Without limitation of the foregoing, in the event of termination hereunder, LONZA shall be compensated for (i) Services rendered up to the date of termination, including in respect of any Product in-process; (ii) all costs incurred or commitments through the date of termination, including costs and fees for Materials used or purchased for use in connection with the Services; and (iii) any applicable Cancellation Fees. In the case of termination by LONZA for CLIENT’s material breach, [***]

14.5.2 Disposition of Remaining CLIENT Property and Confidential Information. Upon termination or expiration of this Agreement, LONZA will store any Remaining CLIENT Property as set forth in Section 7.2 and, at CLIENT’s option, return or destroy any CLIENT Confidential Information in the possession or control of LONZA. Likewise, CLIENT will, at LONZA’s option, return or destroy any LONZA Confidential Information in the possession or control of CLIENT. Notwithstanding the foregoing provisions: (i) LONZA may retain and preserve, at its sole cost and expense, samples and standards of each Product following termination or expiration of this Agreement solely for use in determining LONZA’s rights and obligations hereunder; and (ii) each Party may retain a single copy of the other Party’s Confidential Information for documentation purposes only and which shall remain subject to the obligations of nonuse and confidentiality set forth in this Agreement.

14.5.3 Survival. [***] of this Agreement, together with any appendices referenced therein, will survive any expiration or termination of this Agreement.

15. INDEMNIFICATION

15.1 Indemnification of Client. LONZA will indemnify CLIENT, its Affiliates, and their respective directors, officers, employees and agents, and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of: (a) any material breach by Lonza of any of its obligations under this Agreement or of any representation, warranty or covenant made by Lonza hereunder, or (b) the breach by LONZA of the Product Warranties, or (c) the gross negligence or willful misconduct on the part of one or more of the LONZA Parties in performing any activity contemplated by this Agreement, except for those Losses for which CLIENT has an obligation to indemnify the LONZA Parties pursuant to Section 15.2, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

15.2 Indemnification of LONZA. CLIENT will indemnify LONZA and its Affiliates, and their respective directors, officers, employees and agents (the “LONZA Parties”), and defend and hold each of them harmless, from and against any and all Losses to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of: (a) any material breach by CLIENT of this Agreement, (b) the use or sale of Products, except to the extent such Losses arise out of or result from a breach by LONZA of the Product Warranties, (c) the gross negligence or willful misconduct on the part of CLIENT or its Affiliates in performing any activity contemplated by this Agreement, or (d) the use or practice by LONZA of any process, invention or other intellectual property supplied by CLIENT to LONZA under this Agreement, except for those Losses for which LONZA has an obligation to indemnify CLIENT pursuant to Section 15.1, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

15.3 Indemnification Procedure.

15.3.1 An “Indemnitor” means the indemnifying Party. An “Indemnitee” means the indemnified Party, its Affiliates, and their respective directors, officers, employees and agents.

15.3.2 An Indemnitee which intends to claim indemnification under Section 15.1 or Section 15.2 hereof shall promptly notify the Indemnitor in writing of any claim, lawsuit or other action in respect of which the Indemnitee, its Affiliates, or any of their respective directors, officers, employees and agents intend to claim such indemnification. The Indemnitee shall permit, and shall cause its Affiliates and their respective directors, officers, employees and agents to permit the Indemnitor, at its discretion, to settle any such claim, lawsuit or other action and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that in order for the Indemnitor to exercise such rights, such settlement shall not adversely affect the Indemnitee’s rights under this Agreement or impose any obligations on the Indemnitee in addition to those set forth herein. No such claim, lawsuit or other action shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Indemnitee, its Affiliates and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by this indemnification, all at the reasonable expense of the Indemnitor. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

15.4 Insurance. Both Parties will maintain, at all times during the term of this Agreement and for [***] thereafter, a general commercial liability insurance policy, which shall include products liability coverage [***] (the “Insurance Policy”), with [***], and will provide a Certificate of Insurance to the other Party that the Insurance Policy has been endorsed to designate the other Party as an additional insured. Both Parties will maintain the Insurance Policy with an insurance company having [***]. The Parties agree to provide the other with at least [***] written notice prior to termination of such Insurance Policy.

16. ADDITIONAL COVENANTS

16.1 Non-Solicitation. During the term of this Agreement and for [***] thereafter, each of the Parties agrees not to seek to induce or solicit any employee of the other Party or its Affiliates to discontinue his or her employment with the other Party or its Affiliate in order to become an employee or an independent contractor of the soliciting Party or its Affiliate; provided, however, that neither Party shall be in violation of this Section 16.1 as a result of making a general solicitation for employees or independent contractors. For the avoidance of doubt, the publication of an advertisement shall not constitute solicitation or inducement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

17. MISCELLANEOUS

17.1 Independent Contractors. Each of the Parties is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties. Neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.

17.2 Force Majeure. Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due under this Agreement) occasioned by any reason beyond the control and without the fault or negligence of the Party affected thereby, including, without limitation, an act of God, fire, flood, act of government or state, war, civil commotion, insurrection, acts of terrorism, embargo, sabotage, a viral, bacterial or mycoplasmal contamination which causes a shutdown of the Facility, prevention from or hindrance in obtaining energy or other utilities, a shortage of raw materials or other necessary components, labor disputes of whatever nature, or any other reason beyond the control and without the fault or negligence of the Party affected thereby (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues. Upon cessation of such Force Majeure Event, the affected Party shall promptly resume performance under this Agreement as soon as it is commercially reasonable for the Party to do so. Each Party agrees to give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof, and the extent to which the affected Party will be unable to fully perform its obligations under this Agreement. Each Party further agrees to use commercially reasonable efforts to correct the Force Majeure Event as quickly as practicable (provided that in no event shall a Party be required to settle any labor dispute) and to give the other Party prompt written notice when it is again fully able to perform such obligations.

17.3 [***]. If the [***] is [***], then this Agreement will [***].

17.4 Notices. Any notice required or permitted to be given under this Agreement by any Party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by a nationally-recognized courier service guaranteeing next-day or second day delivery, charges prepaid, or (d) delivered by facsimile (with documented evidence of transmission), to the addresses or facsimile numbers of the other Party set forth below, or at such other addresses as may from time to time be furnished by similar notice by any Party. The effective date of any notice under this Agreement shall be the date of receipt by the receiving Party.

If to LONZA:

Lonza Houston, Inc.

Attn: Business Head

14905 Kirby Dr.

Houston, TX 77047

With a copy to:

Assistant General Counsel

Lonza America, Inc.

90 Boroline Road

Allendale, NJ 07401

Fax: [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If to Client:

Attn: [***], Chief Technology Officer

Affinia Therapeutics, Inc.

43 Foundry Ave,

Suite 120

Waltham, MA 02453

Email: [***]

With a copy to:

Attn: [***], Chief Legal Officer

Affinia Therapeutics, Inc.

43 Foundry Ave,

Suite 120

Waltham, MA 02453

Email: [***]

Either Party may change its address for notice by giving notice thereof in the manner set forth in this Section 17.4.

17.5 Entire Agreement; Amendments. This Agreement, including the Appendices attached hereto and referenced herein, constitutes the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement with respect to the specific subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof. No terms, conditions, understandings or agreements purporting to amend, modify or vary the terms of this Agreement (including any Appendix hereto) shall be binding unless hereafter made in a written instrument referencing this Agreement and signed by each of the Parties.

17.6 Governing Law. The construction, validity and performance of the Agreement shall be governed by and construed in accordance with the internal laws of the [***], without giving effect to its conflicts of laws provisions.

17.7 Counterparts. This Agreement and any amendment hereto may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument. This Agreement shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature.

17.8 Severability. If any part of this Agreement shall be found to be invalid or unenforceable under applicable law in any jurisdiction, such part shall be ineffective only to the extent of such invalidity or unenforceability in such jurisdiction, without in any way affecting the remaining parts of this Agreement in that jurisdiction or the validity or enforceability of the Agreement as a whole in any other jurisdiction. In addition, the part that is ineffective shall be reformed in a mutually agreeable manner so as to as nearly approximate the intent of the Parties as possible.

17.9 Titles and Subtitles. All headings, titles and subtitles used in this Agreement (including any Appendix hereto) are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement (or any Appendix hereto).

17.10 Exhibits. All “RECITALS”, “DEFINITIONS”, exhibits and appendices referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

17.11 Pronouns. Where the context requires, (i) all pronouns used herein will be deemed to refer to the masculine, feminine or neuter gender as the context requires, and (ii) the singular context will include the plural and vice versa.

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17.12 Assignment. This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns. Neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that either Party shall be entitled without the prior written consent of the other Party to assign this Agreement to an Affiliate or to any company to which the assigning Party may transfer all or substantially all of its assets or capital stock relating to the activities contemplated under this Agreement, whether through purchase, sale, merger, consolidation, change of control or otherwise; provided, further, however, [***]. Any permitted assignment of this Agreement by either Party will be conditioned upon that Party’s permitted assignee agreeing in writing to comply with all the terms and conditions contained in this Agreement. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

17.13 Waiver. The failure of any Party at any time or times to require performance of any provision of this Agreement (including any Appendix hereto) will in no manner affect its rights at a later time to enforce the same. No waiver by any Party of any term, provision or condition contained in this Agreement (including any Appendix hereto), whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement (including any Appendix hereto).

17.14 Dispute Resolution. If the Parties are unable to resolve a dispute, despite its good faith efforts, either Party may refer the dispute to the President of each Party’s respective business unit (or other designee). In the event that no agreement is reached by the Presidents (or other designees) with respect to such dispute within [***] after its referral to them, either Party may pursue any and all remedies available at law or in equity.

17.15 No Presumption Against Drafter. For purposes of this Agreement, CLIENT hereby waives any rule of construction that requires that ambiguities in this Agreement (including any Appendix hereto) be construed against the drafter.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last signed by the parties hereto.

4/29/2021	AFFINIA THERAPEUTICS, INC.

	By:	/s/ [***]
Date		Name: [***] Title: Chief Legal Officer

4/29/2021	LONZA HOUSTON, INC.

	By:	/s/ [***]
Date		Name: [***] Title: VP, Sales and Program Management

SIGNATURE PAGE TO MANUFACTURING SERVICES AGREEMENT

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APPENDIX A

STATEMENT OF WORK

TO BE ATTACHED

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AMENDMENT No. 1 TO MANUFACTURING SERVICES AGREEMENT

This First Amendment (the “Amendment No. 1”) effective as of August 9, 2021 (the “Amendment No. 1 Effective Date”) to that certain Manufacturing Services Agreement (the “Agreement”), effective as of April 30, 2021 between LONZA HOUSTON, INC. located at 14905 Kirby Drive, Pearland, TX 77047 (“LONZA”), and AFFINIA THERAPEUTICS, INC. a Delaware corporation with a place of business at 43 Foundry Ave, Suite 120, Waltham MA 02453 (“AFFINIA”), (each of LONZA and AFFINIA, a “Party” and, collectively, the “Parties”).

WHEREAS, LONZA and AFFINIA are parties to the Agreement; and WHEREAS, AFFINIA desires to secure manufacturing capacity at the Facility; and

WHEREAS, the Parties are desirous of amending the Agreement by agreeing to this Amendment No. 1 and the terms and conditions herein, to supplement the provisions of the Agreement.

NOW THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, the Parties hereto agree as follows:

1.	Section 4.10 shall be added to the Agreement to read as follows:

4.10 Pass-through Costs Handling Fees. LONZA will charge AFFINIA a [***] Handling Fee on all pass through costs of materials and external services. All pass through costs will be capped at [***] for all AFFINIA programs during the Term of the Agreement.

2.	Section 6.1 of the Agreement is hereby deleted and replaced in the entirety with the following:

6.1 Forecast and Capacity Reservation for AFFINIA. No later than the [***] of each calendar quarter, AFFINIA shall supply LONZA with a written forecast showing AFFINIA’s good faith estimated quarterly requirements for Batches for the following [***] period (the “Forecast”). The Forecast shall be subject to the provisions of Appendix B, Capacity Reservation. Lonza shall reserve and provide dedicated manufacturing capacity for AFFINIA during the Term in accordance with the provisions, terms and conditions of Appendix B, Capacity Reservation.

3.	Section 6.2 of the Agreement is hereby deleted.

4.	Section 9.3 of the Agreement is hereby amended to read as follows:

9.3 Credit for AFFINIA. In each calendar year of the Term, [***] (each such calendar year shall be referred to as a “Contract Year”), AFFINIA can earn a credit of [***] of the total amount invoiced by LONZA in that year, excluding the price of pass through costs such as raw materials and external testing fees. The total amount of credit shall not exceed [***] over the duration of the Initial Term. The credit shall be applied in full to invoices of the following Contract Year, with the exception of the last Contract Year of the Term, in which case the final invoices will be reduced by the credit amount as applicable. The total spend calculation for 2021 shall also include all invoices (excluding the price of pass through costs such as raw materials and external testing fees) paid by AFFINIA in the calendar year 2020.

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5.	Section 14.1 of the Agreement is hereby deleted and replaced with the following:

14.1 Term. The term of this Agreement will commence on the Effective Date and will continue until December 31, 2026 (the “Initial Term”) unless terminated prior to that time or extended by the Parties. Extensions of [***] shall be by mutual written agreement (each, an “Extension Term”) and the “Term” of the Agreement shall be defined collectively as the Initial Term plus any mutually agreed Extension Terms.

6.	APPENDIX B is hereby incorporated by reference and added to the Agreement as follows:

APPENDIX B

CAPACITY RESERVATION

1.

Capacity reservation. During the Term, LONZA will reserve for AFFINIA and provide to AFFINIA two (2) dedicated [***] manufacturing slots per Contract Year based on the quarterly Forecast provided by AFFINIA per Section 6.1 of the Agreement. AFFINIA will work in good faith with LONZA to determine the commencement date and duration needed each year for each of such two manufacturing slots. For clarity, a reserved manufacturing slot can be used for either an Engineering lot or for a GMP lot, at AFFINIA’s sole discretion.

Each of the two manufacturing slots shall be reserved for AFFINIA [***]. At AFFINIA’s request, a manufacturing slot may be scheduled [***], subject to [***].

The details of the Product to be manufactured and Price for the Batch(es) shall be captured in an SOW to be agreed between the Parties.

2.

Reservation Fee. On [***] of each Contract Year during the Term commencing in 2022, LONZA will invoice a non-refundable reservation fee of [***] per Contract Year for the two manufacturing slots being reserved for AFFINIA for the following Contract Year. Reservation Fees will not be invoiced or owed in the final Contract Year of the Term. The Reservation Fees [***]. The [***] manufacturing slots are [***].

The Reservation Fee payments shall be considered pre-payment for [***] to be reserved for AFFINIA during the Initial Term, and shall be applied in full to the Batch price. Subject to the limitations set forth in Paragraph 4 of this Appendix B, the applicability of a Reservation Fee against the Batch price shall [***]. However, in the event that [***].

3.	Cancellation Fees. Cancellation of any Batch by AFFINIA, whether covered by a Reservation Fee or not, shall be subject to the following Cancellation Fees:

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4.

Rescheduling of Reserved Capacity by AFFINIA. In the event the [***] reserved manufacturing slot in a given Contract Year is not required by AFFINIA (at AFFINIA’s sole discretion) and AFFINIA provides notice of such at least [***] prior to the Batch commencement date, subject to capacity availability, the manufacturing slot requirement will be added to a later Contract Year of the Term. In such case, the Reservation Fee for the canceled manufacturing slot shall [***]. If LONZA cannot reasonably accommodate the additional slot for a later Contract Year, despite making good faith reasonable commercial efforts to do so, [***]. In such event, Lonza will accommodate the rescheduling request by providing a manufacturing slot of [***], and if Lonza is unable to do so despite making reasonable commercial efforts, the Reservation Fee paid by AFFINIA for that slot shall be credited in full by LONZA and AFFINIA can use such credit against other Batch invoices or any other invoices owed under the Agreement.

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5.

Termination. In the event of any early Termination of the Agreement by either Party per Section 14 of the Agreement, no additional Reservation Fees shall be owed by or charged to AFFINIA during the termination notice period beyond those that were already due and payable by AFFINIA prior to the date that written notice of termination was provided by either Party to the other Party in accordance with the provisions of Section 14 of the Agreement. Any Reservation Fee(s) paid by AFFINIA prior to the date of the Termination notice shall be applied to the applicable Batch(es) scheduled for manufacturing in the Termination notice period. Any remaining Reservation Fees for Batches that were scheduled outside of the Termination notice period and are therefore canceled, shall be [***]

7.	All capitalized terms not defined herein shall have the respective meanings ascribed to them in the Agreement.

8.

Remainder of Agreement. Except as expressly modified by this Amendment No. 1, all other terms, conditions and provisions of the Agreement shall remain in full force and effect in accordance with their terms.

9.

Entire Agreement. This Amendment No. 1 and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the Parties hereto in respect of the subject matter hereof. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by pdf or other electronic means shall constitute an original signature for purposes of this Amendment No. 1.

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IN WITNESS WHEREOF the Parties have caused this Amendment No. 1 to be executed by their duly authorized respective representatives effective as of the Amendment No. 1 Effective Date.

AFFINIA THERAPEUTICS, INC.

By:	/s/ [***]
Name: [***]
Title: Chief Legal Officer
Date: 8/23/2021

LONZA HOUSTON, INC.

By:	/s/ [***]
Name: [***]
Title: Director, Customer Proposals
Date: 24-Aug-21

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